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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): June 4, 2001 (June 4, 2001)
                                                  ----------------------------

                     Golden Books Family Entertainment, Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                 0-13499               06-110-4930
           -------------          -----------------         --------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)


     888 Seventh Avenue, 43rd Floor
             New York, NY                                       10106
             ------------                                       -----
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:    (212) 547-6700
                                                    --------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 3.  Bankruptcy or Receivership.

     On June 4, 2001, Golden Books Family Entertainment, Inc. (the "Company") and five of its direct and indirect subsidiaries, Golden Books Publishing Company, Inc., Golden Books Home Video, Inc., LRM Acquisition Corp., Shari Lewis Enterprises, Inc. and SLE Productions, Inc. (collectively, the "Subsidiaries") filed voluntary petitions for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code (case numbers 01-1920 through 01-1925, collectively referred to herein as the "Filings") in the Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Company and the Subsidiaries will continue to operate as debtors-in-possession during the proceedings and will continue to be managed by their respective officers and directors, subject in each case to the supervision of the Bankruptcy Court. No trustee has been appointed.

     The Filings were made in connection with an asset purchase agreement (the "Asset Purchase Agreement") entered into by the Company and the Subsidiaries on June 1, 2001, pursuant to which DIC GB Acquisition Corp. (the "Purchaser"), an affiliate of DIC Entertainment Holdings, Inc., will acquire substantially all of the assets of the Company and the Subsidiaries (including the stock of Golden Books Publishing (Canada), Inc.). The execution and delivery of the Asset Purchase Agreement by the Company and the Subsidiaries was reported in a separate Current Report on Form 8-K filed on June 4, 2001.

     There can be no assurance that the transaction contemplated by the Asset Purchase Agreement will be consummated; if consummated, such transaction will likely result in the common stock of the Company having no value, and certain indebtedness of the Company and the Subsidiaries being worth significantly less than face value.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits:

None


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.

Date:  June 4, 2001                 By:  /s/ Philip Galanes
       ------------                      ---------------------------------------
                                         Name:   Philip Galanes
                                         Title:  Chief Administrative Officer
                                                 and General Counsel


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                                INDEX TO EXHIBITS

Exhibit No.                Description
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None